                                                                EXHIBIT 23.1



                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4) and related Prospectus of Equity Residential Properties Trust for the registration of 21,888,417 common shares and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included or incorporated by reference in Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.

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------------------------------------------------------ -------------------------- --------------------------
                                                           Date of Auditors'
                Financial Statements                            Report                     Filing
------------------------------------------------------ -------------------------- --------------------------
Consolidated  financial statements and schedule of         February 26, 1998          1997 Annual Report
Equity  Residential  Properties Trust at December 31,      except for Note 24,        on Form 10-K, as
1997 and 1996 and for the years then ended                 as to which the date       amended by Form
                                                           is March 12, 1998          10-K/A

Statement of  Revenue and  Certain  Expenses  of           April 30, 1998             Current Report on
Sonterra at Foothill Ranch for the year ended                                         Form 8-K dated June
December 31, 1997                                                                     25, 1998

Combined  Statement of Revenue and Certain  Expenses       April 30, 1998             Current Report on
of the Lincoln Property  Company Probable  Properties                                 Form 8-K dated June
for the year ended December 31, 1997                                                  25, 1998

Statement of Revenue and Certain Expenses of The           May 1, 1998                Current Report on
Emerson Place Apartments for the year ended December                                  Form 8-K dated June
31, 1997                                                                              25, 1998

Combined  Statement of Revenue and Certain  Expenses       May 1, 1998                Current Report on
of The Magnum Probable Properties for the year ended                                  Form 8-K dated June
December 31, 1997                                                                     25, 1998

Combined  Statement of Revenue and Certain  Expenses       May 29, 1998               Current Report on
of the Frederick Probable Properties for the year                                     Form 8-K dated June
ended December 31, 1997                                                               25, 1998
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                                                           Date of Auditors'
                Financial Statements                            Report                     Filing
----------------------------------------------------------------------------------------------------------


Statement of Revenue and Certain Expenses of Harbor        June 2, 1998               Current Report on
Pointe for the year ended December 31, 1997                                           Form 8-K dated June
                                                                                      25, 1998

Statement of Revenue  and  Certain  Expenses  of The       June 4, 1998               Current Report on
Fairfield for the year ended December 31, 1997                                        Form 8-K dated June
                                                                                      25, 1998

Combined  Statement of Revenue and Certain Expenses        June 4, 1998               Current Report on
of the Lakes at Vinings  Apartments and Martins                                       Form 8-K dated June
Landing Apartments Probable Properties for the year                                   25, 1998
ended December 31, 1997

Statement of Revenue and Certain Expenses of The           June 9, 1998               Current Report on
Northridge Apartments for the year ended December                                     Form 8-K dated June
31, 1997                                                                              25, 1998

Combined Statement of Revenue and Certain Expenses         June 10, 1998              Current Report on
of TCRS Properties for the year ended December 31,                                    Form 8-K dated June
1997                                                                                  25, 1998

Statement of Revenue and Certain Expenses of the           June 11, 1998              Current Report on
Portside Towers Apartments for the year ended                                         Form 8-K dated June
December 31, 1997                                                                     25, 1998

Statement of Revenue and Certain Expenses of The           June 11, 1998              Current Report on
Coconut Palm Club Apartments for the year ended                                       Form 8-K dated June
December 31, 1997                                                                     25, 1998

Combined Statement of Revenue and Certain  Expenses        June 18, 1998              Current Report on
of The Focus Group Properties for the year ended                                      Form 8-K dated June
December 31, 1997                                                                     25, 1998

Combined Statement of Revenue and Certain Expenses         November 12, 1997          Current Report on
of the CAPREIT Acquired and Probable Properties for                                   Form 8-K, as amended
the year ended December 31, 1996                                                      by Form 8-K/A dated
                                                                                      October 9, 1997
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

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------------------------------------------------------ -------------------------- --------------------------
                                                           Date of Auditors'
                Financial Statements                            Report                     Filing
------------------------------------------------------ -------------------------- --------------------------
Combined Statement of Revenue and Certain  Expenses        August 15, 1997            Current Report on
of the Ameritech Pension Trust Probable Properties                                    Form 8-K, dated
for the year ended December 31, 1996                                                  September 17, 1997

Combined Statement of Revenue and Certain  Expenses        September 5, 1997          Current Report on
of Paces on the Green and Paces Station for the year                                  Form 8-K dated
ended December 31, 1996                                                               September 17, 1997

Statement of Revenue and Certain Expenses of Cascade       July 17, 1997              Current Report on
at Landmark for the year ended December 31, 1996                                      Form 8-K dated
                                                                                      August 15, 1997

Statement of Revenue and Certain Expenses of Sabal         July 2, 1997               Current Report on
Palm Club (formerly   known as Post Crossing                                          Form 8-K dated
(Pompano)) for the year ended December 31, 1996                                       August 15, 1997

Statement of Revenue and Certain Expenses of Wood          July 23, 1997              Current Report on
Creek (Pleasant  Hill) for the year ended December                                    Form 8-K dated
31, 1996                                                                              August 15, 1997

Statement of Revenue and Certain Expenses of               July 25, 1997              Current Report on
LaMirage for the year ended December 31, 1996                                         Form 8-K dated
                                                                                      August 15, 1997

Statement of Revenue and Certain Expenses  of              May 16, 1997               Current Report on
Harborview for the year ended December 31, 1996                                       Form 8-K dated May
                                                                                      20, 1997

Statement of Revenue and Certain Expenses of Trails        May 6, 1997                Current Report on
at Dominion for the year ended December 31, 1996                                      Form 8-K dated May
                                                                                      20, 1997

Statement of Revenue and Certain Expenses of Rincon        May 7, 1997                Current Report on
for the year ended December 31, 1996                                                  Form 8-K dated May
                                                                                      20, 1997

Statement of Revenue and Certain Expenses of               May 12, 1997               Current Report on
Waterford at the Lakes for the year ended December                                    Form 8-K dated May
31, 1996                                                                              20, 1997

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                                                           Date of Auditors'
                Financial Statements                            Report                     Filing
----------------------------------------------------------------------------------------------------------


Statement of Revenue and Certain Expenses of Lincoln       May 16, 1997               Current Report on
Harbour for the year ended December 31, 1996                                          Form 8-K dated May
                                                                                      20, 1997

Combined Statement of Revenue and Certain Expenses         May 9, 1997                Current Report on
of Knights Castle and Club at the Green for the year                                  Form 8-K dated May
ended December 31, 1996                                                               20, 1997

Combined Statements of Revenue and Certain Expenses        March 25, 1997             Current Report on
of the Zell/Merrill  Properties for each of the three                                 Form 8-K dated May
years in the period ended December 31, 1996                                           20, 1997

Consolidated financial statements and schedule of          February 10, 1997          Joint Proxy
Wellsford Residential Property Trust at December 31,       except for Note 13,        Statement/Prospectus
1996 and 1995 and for each of the three years in the       as to which the date       on Form S-4/A dated
period ended December 31, 1996                             is February 28, 1997       April 25, 1997


Consolidated financial statements and schedule of          January 31, 1997           Current Report on
Evans Withycombe Residential, Inc. and subsidiaries                                   Form 8-K dated
at December 31, 1996 and 1995 and for each of the                                     September 10, 1997
three years in the period ended December 31, 1996
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                                                          /s/ ERNST & YOUNG LLP
                                                          ---------------------
                                                             Ernst & Young LLP






Chicago, Illinois
September 4, 1998